                                                                      Exhibit 16
                                 J.P. MORGAN AND
                         J.P. MORGAN INSTITUTIONAL FUNDS
                          AND CORRESPONDING PORTFOLIOS
                          AND J.P. MORGAN SERIES TRUST


                                POWER OF ATTORNEY

                  George Rio, whose signature appears below, hereby constitutes and appoints Elba Vasquez, Christopher Kelley, Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Mary A. Nelson, Christine Rotundo, Mary Jo Pace, Karen Jacoppo-Wood, Kathleen K. Morrisey and Matthew Healey, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                        /s/ George Rio
                                        ---------------------
                                        George Rio
Date:  April 12, 2001

                                                                      Exhibit 16
                                 J.P. MORGAN AND
                         J.P. MORGAN INSTITUTIONAL FUNDS
                          AND CORRESPONDING PORTFOLIOS
                          AND J.P. MORGAN SERIES TRUST


                                POWER OF ATTORNEY


                  Matthew Healey, whose signature appears below, hereby constitutes and appoints Elba Vasquez, Christopher Kelley, Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Mary A. Nelson, Christine Rotundo, Mary Jo Pace, Karen Jacoppo-Wood, Kathleen K. Morrisey and George Rio, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                        /s/ Matthew Healey
                                        ---------------------
                                        Matthew Healey
Date:  April 12, 2001

                                                                      Exhibit 16
                                 J.P. MORGAN AND
                         J.P. MORGAN INSTITUTIONAL FUNDS
                          AND CORRESPONDING PORTFOLIOS
                          AND J.P. MORGAN SERIES TRUST


                                POWER OF ATTORNEY


                  Frederick S. Addy, whose signature appears below, hereby constitutes and appoints Elba Vasquez, Christopher Kelley, Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Mary A. Nelson, Christine Rotundo, Mary Jo Pace, Karen Jacoppo-Wood, Kathleen K. Morrisey, Matthew Healey and George Rio and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                        /s/ Frederick S. Addy
                                        ---------------------
                                        Frederick S. Addy
Date:  April 12, 2001

                                                                      Exhibit 16
                                 J.P. MORGAN AND
                         J.P. MORGAN INSTITUTIONAL FUNDS
                          AND CORRESPONDING PORTFOLIOS
                          AND J.P. MORGAN SERIES TRUST


                                POWER OF ATTORNEY


                  William G. Burns, whose signature appears below, hereby constitutes and appoints Elba Vasquez, Christopher Kelley, Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Mary A. Nelson, Christine Rotundo, Mary Jo Pace, Karen Jacoppo-Wood, Kathleen K. Morrisey, Matthew Healey and George Rio, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                        /s/ William G. Burns
                                        ---------------------
                                        William G. Burns
Date:  April 12, 2001

                                                                      Exhibit 16
                                 J.P. MORGAN AND
                         J.P. MORGAN INSTITUTIONAL FUNDS
                          AND CORRESPONDING PORTFOLIOS
                          AND J.P. MORGAN SERIES TRUST


                                POWER OF ATTORNEY


                  Arthur C. Eschenlauer, whose signature appears below, hereby constitutes and appoints Elba Vasquez, Christopher Kelley, Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Mary A. Nelson, Christine Rotundo, Mary Jo Pace, Karen Jacoppo-Wood, Kathleen K. Morrisey, Matthew Healey and George Rio, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                        /s/ Arthur C. Eschenlauer
                                        -------------------------
                                        Arthur C. Eschenlauer
Date:  April 12, 2001

                                                                      Exhibit 16
                                 J.P. MORGAN AND
                         J.P. MORGAN INSTITUTIONAL FUNDS
                          AND CORRESPONDING PORTFOLIOS
                          AND J.P. MORGAN SERIES TRUST


                                POWER OF ATTORNEY


                  Michael P. Mallardi, whose signature appears below, hereby constitutes and appoints Elba Vasquez, Christopher Kelley, Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Mary A. Nelson, Christine Rotundo, Mary Jo Pace, Karen Jacoppo-Wood, Kathleen K. Morrisey, Matthew Healey and George Rio, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                        /S/ Michael P. Mallardi
                                        ----------------------
                                        Michael P. Mallardi
Date:  April 12, 2001